Exhibit 10.2

AMENDMENT NO. 1 TO THE EMPLOYMENT AGREEMENT

This Amendment No. 1 (“Amendment”) is a modification of the Employment Agreement by and between HOOKIPA Biotech GmbH (the “Company”), and Mark Winderlich, PhD MSc (the “Executive”), effective as of June 1, 2024 (“Agreement”).

The parties wish to have the Agreement enter into effect two months earlier, so that the new Effective Date shall be April 1, 2024.

Accordingly, the parties hereby agree to change the Effective Date from June 1, 2024 to April 1, 2024.

This Amendment is made according to Section 17 of the Agreement. This Amendment is to be construed consistently insofar as possible with the Agreement, but in the event of a conflict, this Amendment shall control. Any capitalized terms used herein shall have the same meaning as set forth for such terms in the Agreement.

All other terms and conditions of the Agreement remain unchanged and in full force.

IN WITNESS WHEREOF, the parties hereby have executed this Amendment the day and year written below.

HOOKIPA Biotech GmbH		EXECUTIVE

By:		By:
Name:	Jörn Aldag	Name:	Mark Winderlich, PhD MSc
Title:	Chief Executive Officer
Date:	December 13, 2023	Date:	December 30, 2023